SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):
                           April 1, 1995


                           TIME WARNER INC.
          (Exact name of registrant as specified in its charter)

       Delaware                    1-8637         13-1388520
(State or other jurisdiction    (Commission      (I.R.S. Employer
     of incorporation           File Number)     Identification No.)
     or organization)



                  75 Rockefeller Plaza, New York, NY 10019
            (Address of principal executive offices)  (zip code)

                              (212) 484-8000
            (Registrant's telephone number, including area code)

                               Not Applicable
        (Former name or former address, if changed since last report)

Item 2.

          On April 1, 1995, Time Warner Entertainment Company, L.P., 63.27% of the residual equity of which is owned by Time Warner Inc. ("TWE"), closed its previously announced transaction with Advance/Newhouse Partnership, a New York general partnership between Newhouse Broadcasting Corporation and a wholly-owned subsidiary of Advance Publications, Inc. ("Advance/Newhouse"). Pursuant to the agreements governing the transaction, TWE and Advance/Newhouse formed a New York general partnership known as Time Warner Entertainment-Advance/Newhouse Partnership (the "Partnership") which owns and operates cable television systems (or interests therein), serving approximately
4.5 million subscribers, and certain foreign cable investments and programming investments previously owned by TWE and Advance/Newhouse. TWE owns a two-thirds equity interest in the Partnership and Advance/Newhouse owns a one-third equity interest. TWE is the Managing Partner and governs the day-to-day affairs of the Partnership.



Item 7.   (a)   Financial Statements of Business Acquired

               It is impracticable to provide the required financial statements of the business acquired at this time. The Registrant will file the required financial statements as soon as practicable but in no event later than June 15, 1995.

          (b)  Pro Forma Financial Information

               It is impracticable to provide the required pro forma financial information at this time. The Registrant will file the required pro forma financial information as soon as practicable but in no event later than June 15, 1995.

          (c)  Exhibits

               10(a) Contribution Agreement, dated as of September 9, 1994, among TWE, Advance Publications, Inc., Newhouse
                         Broadcasting Corporation,
                         Advance/Newhouse, and Time Warner
                         Entertainment-Advance/Newhouse
                         Partnership (incorporated by reference
                         to Exhibit 10(a) to TWE's Current
                         Report on Form 8-K dated September 9,
                         1994).

               10(b)     Partnership Agreement, dated as of
                         September 9, 1994, between TWE and
                         Advance/Newhouse (incorporated by
                         reference to Exhibit 10(b) to TWE's
                         Current Report on Form 8-K dated
                         September 9, 1994).

               10(c) Letter Agreement, dated April 1, 1995, among TWE, Advance/Newhouse, Advance Publications, Inc. and Newhouse Broadcasting Corporation (incorporated by reference to Exhibit 10(c) to TWE's Current Report on Form 8-K dated
                         April 1, 1995).

               99(a)     Press Release, dated April 3, 1995
                         (incorporated by reference to Exhibit
                         99(a) to TWE's Current Report on Form
                         8-K dated April 1, 1995).

                           SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 6, 1995.

                              TIME WARNER INC.


                              By:   /s/ Thomas W. McEnerney
                                 Name:  Thomas W. McEnerney
                                 Title: Vice President

                          EXHIBIT INDEX
               Pursuant to Item 601 of Regulation S-K

                                                  Sequentially
Exhibit No.    Description of Exhibit               Numbered

   10(a)       Contribution Agreement, dated
               as of September 9, 1994, among
               Time Warner Entertainment
               Company, L.P., Advance Publications,
               Inc., Newhouse Broadcasting
               Corporation, Advance/Newhouse
               Partnership, and Time Warner
               Entertainment-Advance/Newhouse
               Partnership (incorporated by
               reference to Exhibit 10(a) to
               Time Warner Entertainment Company,
               L.P.'s Current Report on Form 8-K
               dated September 9, 1994)*/

     10(b)     Partnership Agreement, dated as of
               September 9, 1994, between Time
               Warner Entertainment Company, L.P.
               and Advance/Newhouse Partnership
               (incorporated by reference to
               Exhibit 10(b) to Time Warner
               Entertainment Company, L.P.'s
               Current Report on Form 8-K dated
               September 9, 1994)*/

     10(c)     Letter Agreement, dated April 1,
               1995, among Time Warner
               Entertainment Company, L.P.,
               Advance/Newhouse Partnership,
               Advance Publications, Inc. and
               Newhouse Broadcasting Corporation
               (incorporated by reference to
               Exhibit 10(c) to Time Warner
               Entertainment Company, L.P.'s
               Current Report on Form 8-K
               dated April 1, 1995)*/

     99(a)     Press Release, dated April 3,
               1995 (incorporated by reference
               to Exhibit 99(a) to Time Warner
               Entertainment Company, L.P.'s
               Current Report on Form 8-K dated
               April 1, 1995)*/

______________________
*/  Incorporated by reference